UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2004
Date of Report
(Date of earliest event reported)

HCC Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20766 (Commission File Number)	76-0336636 (I.R.S. Employer Identification No.)

13403 Northwest Freeway
Houston, Texas 77040-6094
(Address of principal executive offices, including zip code)

(713) 690-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On October 19, 2004, HCC Insurance Holdings, Inc. (the “Company”) issued a press release related to its offer to exchange an aggregate principal amount of up to $172,442,000 of the Company’s 2.00% Convertible Exchange Notes due 2021 for a like principal amount of the Company’s issued and outstanding 2.00% Convertible Notes due 2021. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits.

Item 9.01. Exhibits.

Exhibit Number	Title of Document

99.1	Press Release dated October 19, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
	By:	/s/ Edward H. Ellis
Dated: October 18, 2004		Edward H. Ellis
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Title of Document

99.1	Press Release dated October 19, 2004